UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2023

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

(212) 946-8400
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Tapestry, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to provide certain financial information with respect to Capri Holdings Limited (“Capri”) and the Company’s proposed acquisition of Capri.

As previously announced on August 10, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 10, 2023, by and among the Company, Sunrise Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Capri. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into Capri (the “Merger”), with Capri surviving the Merger and continuing as a wholly owned subsidiary of the Company.

Included in this Current Report as Exhibit 99.1 are the audited consolidated financial statements of Capri for the periods described in Item 9.01(a) below, the notes related thereto and the related Report of Independent Registered Public Accounting Firm. Included in this Current Report as Exhibits 99.2 and 99.3 are the unaudited condensed consolidated financial statements of Capri for the periods described in Item 9.01(a) below and the notes related thereto.

Also included in this Current Report as Exhibit 99.4 are the pro forma condensed combined financial statements described in Item 9.01(b) below.

Item 7.01.	Regulation FD Disclosure.

Unaudited supplemental non-GAAP pro forma condensed combined financial measures of the Company and Capri for the three months ended September 30, 2023 and the twelve months ended July 1, 2023 are attached as Exhibit 99.5 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.5 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference into any filing under the Securities Act, as amended or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report with respect to Item 7.01 are incorporated by reference).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited consolidated balance sheets of Capri as of April 1, 2023 and April 2, 2022, the related consolidated statements of operations, comprehensive income (loss), shareholders’ equity, and cash flows for each of the years ended April 1, 2023, April 2, 2022 and March 27, 2021, and the related notes, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated balance sheets of Capri as of July 1, 2023 and April 1, 2023, the related condensed consolidated statements of operations, comprehensive income (loss), shareholders’ equity, and cash flows for the three months ended July 1, 2023 and July 2, 2022, and the related notes, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated balance sheets of Capri as of September 30, 2023 and April 1, 2023, the related condensed consolidated statements of operations, comprehensive income (loss) and shareholders’ equity for the three and six months ended September 30, 2023 and October 1, 2022 and the statements of cash flows for the six months ended September 30, 2023 and October 1, 2022, and the related notes, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro forma financial information.

The following unaudited pro forma condensed combined financial statements, giving effect to the Merger and the related financing transactions, are filed herewith as Exhibit 99.4 and are incorporated herein by reference:

•	the unaudited pro forma condensed combined balance sheet as of September 30, 2023;
•	the unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2023; and
•	the unaudited pro forma condensed combined statement of operations for the year ended July 1, 2023.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm with respect to Capri.
99.1	The historical audited consolidated financial statements of Capri as of April 1, 2023 and April 2, 2022 and for each of the fiscal years in the period ending April 1, 2023.
99.2	The historical unaudited consolidated financial statements of Capri as of July 1, 2023 and April 1, 2023 and for the three months ended July 1, 2023 and July 2, 2022.
99.3	The historical unaudited consolidated financial statements of Capri as of September 30, 2023 and April 1, 2023 and for the three and six months ended September 30, 2022 and October 1, 2022.
99.4
The unaudited pro forma condensed combined financial statements of the Company, including the unaudited pro forma condensed combined balance sheet as of September 30, 2023, the unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2023 and the year ended July 1, 2023.

99.5	Unaudited supplemental non-GAAP pro forma condensed combined financial measures.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2023

TAPESTRY, INC.

	By:	/s/ David E. Howard
David E. Howard
General Counsel and Secretary